Intangible Assets (Schedule of Estimated Future Amortization Of Intangible Assets) (Detail) - USD ($) $ in Millions	Jun. 30, 2015	Jun. 30, 2014
Intangible Assets Net Excluding Goodwill [Abstract]
2016	$ 66.3
2017	66.2
2018	66.2
2019	66.2
2020	62.6
Thereafter	599.4
Total Net	$ 926.9	$ 687.4